INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 11 – INCOME TAXES
For the years ended December 31, 2023, and 2022, income from continuing operations before taxes consisted of amounts related to U.S. operations and income associated with the Company’s foreign operations predominantly in Canada. The geographical breakdown of the Company’s income before provision for income taxes was as follows (in thousands):

	Year Ended December 31,
	2023	2022
Domestic	$17,352	$19,094
International	2,442	5,683

Profits before provision for income taxes	$19,794	$24,777

Income tax expense attributable to income from continuing operations consists of (in thousands):

	Year Ended December 31,
	2023	2022
Current provision for income taxes:
Federal	$162	$702
Foreign	656	1,444
State	785	472

Total current	1,603	2,618
Deferred tax expense (benefit):
Federal	3,826	574
Foreign	34	488
State	(417)	18

Total deferred tax expense:	3,443	1,080

Total provision for income taxes	$5,046	$3,698

Tax rate reconciliation
The following table presents a reconciliation of the federal statutory rate to the Company’s effective tax rate:

	Year Ended December 31,
	2023	2022
U.S. federal tax benefit at statutory rate	21.0%	21.0%
State taxes, net of federal benefit	1.9%	2.1%
Permanent differences	3.6%	2.0%
Foreign rate differential	0.2%	0.5%
Valuation allowance	0.0%	-2.1%
Other	-1.2%	-9.0%

Effective tax rate	25.5%	14.5%

The effective tax rate impact of other category for the year ended December 31, 2023 is primarily made up of prior year true-ups
resulting in a decrease of 1.2% or $239 thousand. The effective tax rate impact of the other category for the year ended December 31, 2022, is primarily made up of tax basis balance sheet adjustments resulting in a decrease of 10.6% or $2.6 million. The offsetting impacts to the tax rate were individually immaterial.
Significant components of deferred taxes
The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2023 and 2022 are presented below (in thousands):

	Year Ended December 31,
	2023	2022
Deferred tax assets
Net operating loss carryforward	$1,544	$3,378
Allowance for doubtful accounts	333	323
Share-based compensation	1,451	941
Bonus accrual	440	599
Inventory	130	53
Intangible assets	1,129	1,152
Other	—	140

Gross deferred tax assets	5,028	6,587
Valuation allowance	—	—

Net deferred tax assets	5,028	6,587
Deferred tax liabilities
Depreciation on property, plant, and equipment	(11,391)	(8,958)
Withholding tax on unremitted earnings	(264)	(72)
Other	—	(742)

Deferred tax liabilities	(11,655)	(9,772)

Net deferred liabilities	$(6,627)	$(3,185)

At December 31, 2023 and 2022, the Company had federal net operating loss carryforward of approximately $4.1 million and $15.1 million, respectively, which may be carried forward indefinitely and state and local net operating loss carryforward of approximately $8.8 million and $9.8 million, respectively, which expire at various dates.

The utilization of the Company’s net operating losses may be subject to a limitation due to the “change in ownership provisions” under Section 382 of the Internal Revenue Code and similar state and foreign provisions. Such limitations may result in the expiration of the net operating loss carryforwards before their utilization.
The Company is subject to income taxes in the U.S. federal jurisdiction, various state jurisdictions as well as Canada. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years remain open for examination by all tax authorities since inception and carryover attributes remain open to adjustment by the U.S. and state authorities.